SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

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Altegris Managed Futures Strategy Fund

a series of

Northern Lights Fund Trust

4020 South 147th Street

Omaha, NE 68137

(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 14, 2011

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Altegris Managed Futures Strategy Fund, to be held at the offices of the Trust’s administrator, 450 Wireless Blvd., Hauppauge, NY  11788, on January 14, 2011 at 10:00 a.m., Eastern time, for the following purposes:

1.   To approve a new Investment Management Agreement ("Management Agreement") by and between the Trust and Altegris Advisors, L.L.C., the current investment adviser to the Fund.  No fee increase is proposed.

2.   To approve a new Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") by and among the Trust, Altegris Advisors, L.L.C. and Rodney Square Management Corporation, the current investment sub-adviser to the Fund.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [November __, 2010] are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 14, 2011.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Management Agreement and Sub-Advisory Agreement) and Proxy Voting Ballot are available at [www.altegrismutualfunds.com].

By Order of the Board of Trustees

Emile R. Molineaux, Esq., Secretary

November __, 2010

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Altegris Managed Futures Strategy Fund

a series of

Northern Lights Fund Trust

with its principal offices at

4020 South 147th Street
Omaha, NE 68137

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 14, 2011

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of the Altegris Managed Futures Strategy Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 450 Wireless Blvd., Hauppauge, NY 11788 on January 14, 2011 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [November __, 2010].

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

To approve a new Investment Management Agreement ("Management Agreement") by and between the Trust and Altegris Advisors, L.L.C., the current investment adviser to the Fund.  No fee increase is proposed.

2.   Approval of a new Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") by and among the Trust, Altegris Advisors, L.L.C. and Rodney Square Management Corporation, the current investment sub-adviser to the Fund.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [November __, 2010] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

As a recently formed fund, the Fund has not yet produced financial statements.  In the future, a copy of the Fund’s most recent annual or semi-annual report, including financial statements and schedules, will be available at no charge by sending a written request to the Fund, 450 Wireless Blvd., Hauppauge, NY 11788 or by calling 877-738-0333.

PROPOSAL I

APPROVAL OF A NEW MANAGEMENT AGREEMENT BY AND BETWEEN

THE TRUST AND ALTEGRIS ADVISORS, L.L.C.

Background

The primary purpose of this proposal is to enable Altegris Advisors, L.L.C. ("Altegris") to continue to serve as the investment adviser to the Fund and, as described more fully below under Proposal II, to allow Rodney Square Management Corporation ("Rodney Square") to continue to serve as the investment sub-adviser to the Fund.  To do so, the Trustees are requesting that shareholders approve a new management agreement between the Trust, on behalf of the Fund, and Altegris (the “New Management Agreement”).  Altegris has served as the Fund’s investment adviser since the Fund commenced operations on August 26, 2010.  Approval of the New Management Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The New Management Agreement is similar in all material respects to the initial management agreement with Altegris (the “Initial Management Agreement”).  The effective date of the New Management Agreement will be the date shareholders of the Fund approve the New Management Agreement.

Shareholder approval of the New Management Agreement is being requested in connection with a change in the ownership of Altegris.  Altegris is a wholly-owned subsidiary of Altegris, L.L.C., formerly known as Altegris Capital, L.L.C. (the "Altegris Parent").  The Altegris Parent currently is controlled by: Jon Sundt (who owns 31.25% of the Altegris Parent) and Matthew Osborne (who owns 20% of the Altegris Parent), each of whom serves as a manager of Altegris and a portfolio manager of the Fund, Robert Amadeo (who owns 20% of the Altegris Parent) who serves as a manager of Altegris, and Richard Pfister (who owns 20% of the Altegris Parent) who serves as an executive officer of certain affiliates of Altegris.  In addition to the foregoing, various charitable trusts controlled by Mr. Sundt own the remaining 8.75% of the Altegris Parent.  The Altegris Parent has entered into an agreement with Genworth Financial, Inc. ("Genworth") pursuant to which Genworth will acquire 100% of the equity interest in Altegris and its affiliates, as well as substantially all of the assets of the Altegris Parent (the "Genworth Acquisition").

Genworth (NYSE: GNW) is a publicly-held Fortune 500 global financial services firm. Genworth has more than $100 billion in assets and employs approximately 6,000 people with a presence in more than 25 countries.  Genworth operates through three segments: Retirement and Protection, U.S. Mortgage Insurance and International. Genworth is organized as a Delaware corporation, and is located at 6620 West Broad Street, Richmond, Virginia 23230.  To the Trust’s knowledge, no Genworth shareholder is deemed to control the company.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to a third-party is presumed to constitute a “change in control” of the adviser.  The 1940 Act further states that a change in control of an investment adviser causes the adviser’s management agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act.  Upon the closing of the Genworth Acquisition, a “change in control” of Altegris for purposes of the 1940 Act will be deemed to have occurred and to have caused the “assignment” and resulting termination of the Initial Management Agreement.

The 1940 Act requires that management agreements, other than certain interim management agreements referred to below, be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders are being asked to approve the proposed New Management Agreement.

At a meeting on November 3, 2010 (the “Board Meeting”), the Trustees approved an interim management agreement between the Trust, on behalf of the Fund, and Altegris (the “Interim Management Agreement”).  The Interim Management Agreement allows Altegris to continue to manage the Fund while the Trustees solicit shareholder approval for the New Management Agreement.  The Interim Management Agreement will become effective upon the closing of the Genworth Acquisition, which is expected to occur on or before December 31, 2010, and will be effective for 150 days from such date or until the New Management Agreement is approved, if sooner.  The terms of the Interim Management Agreement are identical in all material respects to those of the Initial Management Agreement, except that the date of its execution, effectiveness, and termination are changed and all fees earned by Altegris under the Interim Management Agreement will be held in a separate escrow account pending shareholder approval of the New Management Agreement.  Upon approval of the New Management Agreement by Fund shareholders, the escrowed management fees will be paid to Altegris.

The Board of Trustees of the Trust approved the New Management Agreement for the Fund, subject to shareholder approval.

The Management Agreements

Under the terms of the Initial Management Agreement and Interim Management Agreement, Altegris is entitled to receive an annual fee from the Fund equal to 1.50% of the Fund’s average daily net assets.  For such compensation, Altegris, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine.  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Initial Management Agreement at a meeting on June 17, 2010.

Subject to shareholder approval, the Trust will enter into the New Management Agreement with Altegris.  The terms and conditions of the New Management Agreement are identical in all material respects to those of the Initial Management Agreement, except that the date of its execution, effectiveness, and termination are changed.  If the New Management Agreement with Altegris is not approved, the Board of Trustees and Altegris will consider other options, including a new or modified request for shareholder approval of a new management agreement.

The New Management Agreement will become effective upon approval by the shareholders of the Fund.  The New Management Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The New Management Agreement automatically terminates on assignment and is terminable upon notice by the Fund.  In addition, the New Management Agreement may be terminated on not more than 60 days’ notice by Altegris given to the Fund.  In the event Altegris ceases to manage the Fund, the right of the Fund to use the identifying name of “Altegris” may be withdrawn.

The New Management Agreement, like the Initial Management Agreement, provides that Altegris shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Management Agreement is attached as Appendix A.  You should read the New Management Agreement.  The description in this Proxy Statement of the New Management Agreement is only a summary.

Information Concerning Altegris

Altegris is a limited liability company organized under the laws of the State of Delaware and located at 1200 Prospect Street, Suite 550, La Jolla, California 92307.  The names, titles, addresses, and principal occupations of the principal executive officers of Altegris are set forth below:

Name and Address*:	Title:	Principal Occupation:
John Sundt	Manager, President and Chief Executive Officer	Manager, President and Chief Executive Officer of Altegris
Matthew Osborne	Manager and Executive Vice-President	Manager and Executive Vice-President of Altegris
Robert Amedeo	Manager and Executive Vice-President	Manager and Executive Vice-President of Altegris
David Matthews	Chief Compliance Officer	Chief Compliance Officer of Altegris
Allen Cheng	Senior Vice-President	Senior Vice-President of Altegris
Kenneth McGuire	Chief Operating Officer	Chief Operating Officer of Altegris

                                                                            * Each officer address is in care of Altegris, 1200 Prospect Street, Suite 550, La Jolla, California 92307.

[Since the inception of the Fund until November 30, 2010, under the Initial Management Agreement and an expense limitation agreement between Altegris and the Trust, Altegris deferred management fees of $_______ for services to the Fund and reimbursed the Fund $___________ for expenses.]

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on November 3, 2010, the Board, including the Independent Trustees, deliberated whether to approve the New Management Agreement with Altegris.  In determining to approve the New Management Agreement, the Trustees considered written materials provided by Altegris and the Trust’s administrator (the “Report”) that had been provided to the Board prior to the meeting.  The following summarizes the Trustees’ review process and the information on which their conclusions were based:

The Trustees noted that they had last reviewed information related to Altegris and the Fund in the context of approving the Initial Management Agreement at a meeting on June 17, 2010.  As to the fees and expenses paid by the Fund, the Board noted that Altegris’ fees for managing the Fund had not changed since the Initial Management Agreement was approved.  The Board noted that Altegris’ fees are somewhat above the average for a peer group of managed futures funds.  The Board also noted that, after giving effect to the expense limitation agreement by and between Altegris and the Fund, the Fund’s net expense ratio was in line with those of its peer groups of funds.  The Trustees noted that Altegris also receives the benefit of 12b-1 fees.

As to the nature, extent, and quality of the services provided by Altegris to the Fund, the Trustees noted that the day-to-day operations of the Fund had not changed since the Initial Management Agreement was approved and were not anticipated to change.  The Board considered that, under the terms of the New Management Agreement, Altegris, subject to the supervision of the Board, would continue to provide the Fund with investment advice and supervision and would continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund.

The Board noted that Altegris pays expenses incurred by it in connection with acting as investment adviser, including expenses related to all employees, office space, and facilities.  In addition, the Board considered that Altegris pays all advertising, promotion, and other expenses incurred in connection with the distribution of the Fund’s shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.  Finally, the Trustees noted that Altegris had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of a Fund’s investment policies and limitations, as well as federal securities laws.  The Trustees concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Fund under the Initial Management Agreement and did not expect them to change under the New Management Agreement.

As to the Fund’s performance, the Board noted that, as a newly organized fund, the Fund had not yet developed an investment track record that would afford a meaningful basis of comparison with the funds in its peer group or other performance benchmarks.  The Trustees did review information included in the Report regarding the investment performance of various pooled investment vehicles pursuing similar investment strategies as the Fund and that are managed by affiliates of Altegris.  Based on this review, the Trustees concluded that they were satisfied with the Fund’s performance.

As to the costs of the services to be provided and the profits to be realized by Altegris, the Trustees reviewed Altegris’ analysis of its profitability and its financial condition as of September 30, 2010 and noted that Altegris had agreed to cap the Fund’s expenses and had paid significant amounts to the Fund since its inception to maintain that expense cap for the benefit of shareholders.  Based on their review, the Trustees concluded that they were satisfied that Altegris’ level of profitability from its relationship with the Fund would not be excessive.

As to economies of scale, the Trustees noted that the New Management Agreement, as is the case with the Initial Management Agreement, would not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Altegris to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets.  However, the Trustees recognized that the Fund had not yet reached asset levels where Altegris could realize significant economies of scale and thus a discussion regarding economies of scale was not relevant at that time.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Management Agreement.

PROPOSAL II

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BY AND AMONG THE TRUST, ALTEGRIS ADVISORS, LLC AND RODNEY SQUARE MANAGEMENT CORPORATION

Background

As explained more fully above, upon the closing of the Genworth Acquisition, the Initial Management Agreement will terminate.  At the same time that the Initial Management Agreement is terminated, the initial sub-advisory agreement by and among the Trust, on behalf of the Fund, Altegris and Rodney Square (the "Initial Sub-Advisory Agreement") also will be deemed to have terminated. Subject to Fund shareholder approval, Altegris and the Trust will enter into a new Sub-Advisory Agreement with Rodney Square on behalf of the Fund (the "New Sub-Advisory Agreement").  The New Sub-Advisory Agreement is similar in all material respects to the Initial Sub-Advisory Agreement.  The effective date of the New Sub-Advisory Agreement will be the date shareholders of the Fund approve the New Sub-Advisory Agreement.

At the Board Meeting, the Trustees approved an interim sub-advisory agreement amongst the Trust, on behalf of the Fund, Altegris, and Rodney Square (the “Interim Sub-Advisory Agreement”).  The Interim Sub-Advisory Agreement allows Rodney Square to continue to serve as the investment sub-adviser to the Fund while the Trustees solicit shareholder approval for the New Sub-Advisory Agreement.  The Interim Sub-Advisory Agreement will become effective upon the closing of the Genworth Acquisition, which is expected to occur on or before December 31, 2010, and will be effective for 150 days from such date or until the New Management Agreement and New Sub-Advisory Agreement each is approved, if sooner.  The terms of the Interim Sub-Advisory Agreement are identical in all material respects to those of the Initial Sub-Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed and all fees earned by Rodney Square under the Interim Sub-Advisory Agreement will be held in a separate escrow account pending shareholder approval of the New Sub-Advisory Agreement.  Upon approval of the New Sub-Advisory Agreement by Fund shareholders, the escrowed management fees will be paid to Rodney Square by Altegris.

The New Sub-Advisory Agreement

Under the terms of the Initial Sub-Advisory Agreement and Interim Sub-Advisory Agreement, Rodney Square is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets equal to 0.15% on the first $100 million, 0.13% on amounts between $100 and $250 million and 0.10% on amounts over $250 million.  The sub-advisory fee paid to Rodney Square is paid by Altegris and is not paid by the Fund.  Subject to the authority of the Board of Trustees and oversight by Altegris, Rodney Square is responsible for management of the Fund’s fixed income investment portfolio according to the investment objective, policies and restrictions of the Fund.  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Initial Sub-Advisory Agreement at a meeting on June 17, 2010.

Subject to shareholder approval, the Trust, on behalf of the Fund, and Altegris will enter into the New Sub-Advisory Agreement with Rodney Square.  The terms and conditions of the New Sub-Advisory Agreement are identical in all material respects to those of the Initial Sub-Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed.  If the New Sub-Advisory Agreement with Rodney Square is not approved, the Board of Trustees and Altegris will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

The New Sub-Advisory Agreement will become effective upon approval by the shareholders of the Fund.  The New Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The New Sub-Advisory Agreement automatically terminates on assignment and also may be terminated at any time, on sixty (60) days written notice, without the payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding shares of the Fund, or by Rodney Square.

The Trust and Altegris intend to apply for exemptive relief from the SEC to permit Altegris, with the approval of the Board of Trustees, to appoint an additional non-affiliated investment sub-adviser or to replace an existing investment sub-adviser with a non-affiliated investment sub-adviser, as well as change the terms of a contract with a non-affiliated investment sub-adviser, without soliciting the approval of shareholders.  If the SEC grants the foregoing exemptive relief, shareholders of the Fund will not be asked to approve the modification, continuation or termination of any sub-advisory arrangement involving an unaffiliated investment sub-adviser, including Rodney Square.

The New Sub-Advisory Agreement is attached as Appendix B.  You should read the New Sub-Advisory Agreement.  The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Information Concerning Rodney Square

Rodney Square is a corporation organized under the laws of the State of Delaware and located at 1100 North Market Street, Wilmington, Delaware 19890.  The names, titles, addresses, and principal occupations of the principal executive officers of Rodney Square are set forth below:

Name and Address*:	Title:	Principal Occupation:
John Kelley	Director and President	Director and President; Vice President and Treasurer of Wilmington Trust Investment Management, LLC, an affiliate of Rodney Square (“WTIM”)
R. Samuel Fraundorf	Director	Director; President of WTIM
Joseph Fahey	Vice-President, Secretary and Treasurer	Vice-President, Secretary and Treasurer; Vice-President of Wilmington Trust Company
Anna Bencrowsky	Vice-President and Chief Compliance Officer	Vice-President and Chief Compliance Officer of Rodney Square and WTIM and Chief Compliance Officer of WT Mutual Fund
Michael DiGregorio	Director	Director; Executive Vice President and General Counsel of Wilmington Trust Company

                                                                            * Each officer address is in care of Rodney Square, 1100 North Market Street, Wilmington, Delaware  19890.

Since the inception of the Fund until [November 30, 2010], under the Initial Sub-Advisory Agreement, Rodney Square received $_____ in sub-advisory fees from Altegris.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on November 3, 2010, the Board, including the Independent Trustees, deliberated whether to approve the New Sub-Advisory Agreement with Rodney Square.  In determining to approve the New Sub-Advisory Agreement, the Trustees considered written materials provided by Altegris, Rodney Square and the Trust’s administrator (the “Report”) that had been provided to the Board prior to the meeting.  The following summarizes the Trustees’ review process and the information on which their conclusions were based:

The Trustees noted that they had last reviewed information related to Rodney Square and the Fund in the context of approving the Initial Sub-Advisory Agreement at a meeting on June 17, 2010.  As to the fees and expenses paid by the Fund, the Trustees noted that the fees paid to Rodney Square by Altegris for managing the fixed income portfolio of the Fund had not changed since the Initial Sub-Advisory Agreement was approved.  As discussed above in consideration of the New Management Agreement, the Trustees reviewed information regarding fees and expenses of comparable funds and concluded that, after giving effect to the expense limitation agreement by and between Altegris and the Fund, the Fund’s net expense ratio was in line with those of its peer groups of funds.

As to the nature, extent, and quality of the services provided by Rodney Square to the Fund, the Trustees noted that the day-to-day operations of the Fund had not changed since the Initial Sub-Advisory Agreement was approved.  The Trustees considered that, under the terms of the New Sub-Advisory Agreement, Rodney Square, subject to the supervision of Altegris and the Board, would continue to provide the fixed income portfolio of the Fund with investment advice and supervision and would continuously furnish an investment program for the fixed income portfolio of the Fund consistent with the investment objectives and policies of the Fund.

Immediately prior to the Board Meeting, the ultimate parent company of Rodney Square, Wilmington Trust Corp (NYSE: WL) ("Wilmington Trust"), announced that it had entered into an agreement with M&T Bank Corp. (NYSE: MTB)("M&T") pursuant to which Wilmington Trust will be merged with and into M&T (the "M&T Merger").  The M&T Merger is expected to close sometime in mid-2011.  Upon the closing of the M&T Merger, the Board was advised by its legal counsel that, depending upon the terms of the M&T Merger, a "change in control" of Rodney Square for purposes of the 1940 Act may occur.

Although it is not anticipated that the M&T Merger will impact the day-to-day operations of the Fund, the Board will monitor developments with respect to the M&T Merger and consider how any such developments may impact the Fund and its shareholders.  To that end, the Trustees directed representatives of Rodney Square to provide them with additional information regarding the M&T Merger and any potential impact that the M&T Merger may have on the operation of Rodney Square or its ability to provide the services contemplated under the terms of the New Sub-Advisory Agreement.

The Board noted that Rodney Square pays expenses incurred by it in connection with acting as investment sub-adviser to the Fund, including expenses related to all employees, office space, and facilities.  In addition, the Board noted that Rodney Square had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of a Fund’s investment policies and limitations, as well as federal securities laws.  The Trustees concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Fund under the Initial Sub-Advisory Agreement and did not expect them to change under the New Sub-Advisory Agreement.

As to the performance of the fixed income portfolio of the Fund, the Trustees noted that, as a newly organized fund, the Fund had not yet developed an investment track record that would afford a meaningful basis of comparison with the funds in its peer group or other performance benchmarks.  The Board did review information included in the Report regarding the investment performance of funds managed by Rodney Square and that are pursuing investment strategies similar to the strategy pursued by the fixed income portfolio of the Fund.  Based on this review, the Trustees concluded that they were satisfied with the performance of the fixed income portfolio of the Fund.

As to the costs of the services to be provided and the profits to be realized by Altegris and Rodney Square, the Board, including the Independent Trustees, considered the anticipated profits to be realized by the advisers in connection with the operation of the Fund and whether the amount of profits are fair entrepreneurial profits for the management of the Fund.  The Board also considered the profits to be realized by the advisers from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and the expected asset levels, they were satisfied that each adviser’s level of profitability from its relationship with the Fund would not be excessive.

As to economies of scale, the Trustees noted that the New Sub-Advisory Agreement, as is the case with the Initial Sub-Advisory Agreement, contain breakpoints that reduce the sub-advisory fee rate on assets above specified levels.  The Trustees agreed that the breakpoints specified in the New Sub-Advisory Agreement may be an appropriate way for Rodney Square to share its economies of scale with the Fund and its shareholders as the assets of the Fund grow.  However, the Trustees recognized that the Fund had not yet reached asset levels where either Altegris or Rodney Square could realize significant economies of scale and thus a discussion regarding economies of scale was not relevant at that time.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Sub-Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a non-diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005.  The Trust’s principal executive offices are located at 4020 South 147th Street, Omaha, NE 68137.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund currently retains Altegris as Fund manager and investment adviser and Rodney Square as sub-adviser.  Northern Lights Distributors, LLC, located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Management Agreement; for approval of the proposed New Sub-Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [____________] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 and Proposal 2.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of: (i) the proposed New Management Agreement; and (ii) the proposed New Sub-Advisory Agreement.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a class means the vote of (1) 67% or more of the voting shares of the class present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Management Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

[SUBJECT TO COMPLETION]

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Fund

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Emile R. Molineaux, Esq., Secretary, Northern Lights Fund Trust, c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The Trust has engaged [Broadridge Financial Solutions, Inc., a proxy solicitation firm (“Broadridge”),] to assist in the solicitation.  The estimated fees anticipated to be paid to Broadridge are approximately $______.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Altegris.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Altegris will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and Altegris may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at (631) 470-2600, or write the Trust at 4020 South 147th Street, Omaha, NE 68137.

[Remainder of this page is intentionally left blank.]

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on January 14, 2011

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed management agreement), and Proxy Card are available at www.altegrismutualfunds.com.

BY ORDER OF THE BOARD OF TRUSTEES

Emile R. Molineaux, Esq., Secretary

[Dated November __, 2010]

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

INVESTMENT MANAGEMENT AGREEMENT

By and Between

NORTHERN LIGHTS FUND TRUST

 and

ALTEGRIS ADVISORS, L.L.C.

[SUBJECT TO COMPLETION]

Appendix B

INVESTMENT SUB-ADVISORY AGREEMENT

By and Among

NORTHERN LIGHTS FUND TRUST, ON BEHALF OF THE ALTEGRIS MANAGED FUTURES STRATEGY FUND,

ALTEGRIS ADVISORS, L.L.C.,

and

RODNEY SQUARE MANAGEMENT CORPORATION

[SUBJECT TO COMPLETION]

Northern Lights Fund Trust

4020 South 147th Street

Omaha, NE 68137

ALTEGRIS MANAGED FUTURES STRATEGY FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [January 14, 2011]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and Emile Molineaux each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust (the “Trust”) to be held at the offices of the Trust’s administrator, 450 Wireless Blvd., Hauppauge, NY  11788 on January 14, 2011 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Altegris Managed Futures Strategy Fund, on the proposals set forth regarding the approval of: (i) a new investment management agreement between the Trust and Altegris Advisors, L.L.C.; (ii) a new investment sub-advisory agreement among the Trust,  Altegris Advisors, L.L.C. and Rodney Square Management Corporation; and (iii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE MANAGEMENT AGREEMENT; (ii) THE SUB-ADVISORY AGREEMENT; AND (iii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

Signature                                                                Date

_______________________________________

Signature of Joint Shareholder                                  Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment Management Agreement between the Trust and Altegris Advisors, L.L.C.	□	□	□
2. To approve a new Investment Sub-Advisory Agreement by and among the Trust, Altegris Advisors, L.L.C. and Rodney Square Management Corporation	□	□	□

______________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.altegrismutualfunds.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND

DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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